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                                                       Exhibit  23.2


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Data Systems & Software Inc. on Form S-3 of our report dated March 29, 2000, appearing in the Annual Report on Form 10-K of Data Systems & Software Inc. for the year ended December 31, 2001, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/Deloitte  &  Touche  LLP

New  York,  New  York
January  2,  2003



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